STATEMENT OF INVESTMENTS March 31, 2019 Unaudited

	Principal Amount	Value
Corporate Bonds and Notes—60.4%
Energy—0.8%
Oil, Gas & Consumable Fuels—0.8%
Energy Transfer Operating LP, 6.625% [US0003M+415.5] Jr.
Sub. Perpetual Bonds[1,2]	$105,000$	99,973

Financials—53.4%
Capital Markets—13.5%
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr.
Sub. Perpetual Bonds[1,2]	200,000	188,295
Credit Suisse Group AG, 7.125% [USSW5+510.8] Jr. Sub.
Perpetual Bonds[1,2,3]	400,000	410,686
E*TRADE Financial Corp. , 5.875% [US0003M+443.5] Jr. Sub.
Perpetual Bonds[1,2]	190,000	192,613
Goldman Sachs Group, Inc. (The), 5.00% [US0003M+287.4]
Jr. Sub. Perpetual Bonds[1,2]	210,000	194,297
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr.
Sub. Perpetual Bonds[1,2,4]	270,000	249,543
State Street Corp. , 5.625% [US0003M+253.9] Jr. Sub.
Perpetual Bonds[1,2]	217,000	218,754
UBS Group Funding Switzerland AG:
7.00% [USSW5+434.4] Jr. Sub. Perpetual Bonds[1,2,4]	130,000	132,030
7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[1,2,3]	185,000	192,542
		1,778,760

Commercial Banks—34.8%
Bank of America Corp. , 6.30% [US0003M+455.3] Jr. Sub.
Perpetual Bonds[1,2]	468,000	508,807
Barclays plc:
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[1,2,3]	235,000	243,551
8.00% [H15T5Y+567.2] Jr. Sub. Perpetual Bonds[1,2]	144,000	147,572
BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual
Bonds[1,2,4]	310,000	325,233
CIT Group, Inc. , 5.80% [US0003M+397.2] Jr. Sub. Perpetual
Bonds[1,2]	195,000	193,338
Citigroup, Inc. , 6.125% [US0003M+447.8] Jr. Sub. Perpetual
Bonds[1,2]	239,000	243,873
Citizens Financial Group, Inc. , 6.00% [US0003M+300.3] Jr.
Sub. Perpetual Bonds[1,2]	105,000	104,451
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual
Bonds[1,2,4]	337,000	379,446
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub.
Perpetual Bonds[1,2]	135,000	129,462
Huntington Bancshares, Inc. , 5.70% [US0003M+288] Jr. Sub.
Perpetual Bonds[1,2]	102,000	99,510
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual
Bonds[1,2,3]	320,000	330,745
JPMorgan Chase & Co. , 6.125% [US0003M+333] Jr. Sub.
Perpetual Bonds[1,2]	293,000	307,470
Lloyds Banking Group plc, 7.50% [USSW5+449.6] Jr. Sub.
Perpetual Bonds[1,2]	239,000	242,739

1	OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Nordea Bank Abp, 6.625% [H15T5Y+411] Jr. Sub. Perpetual
Bonds[1,2,4]	$200,000	$199,785
Royal Bank of Scotland Group plc, 7.50% [USSW5+580] Jr.
Sub. Perpetual Bonds[1,2]	360,000	367,650
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub.
Perpetual Bonds[1,2,4]	315,000	325,631
SunTrust Banks, Inc. :
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[1,2]	150,000	147,041
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[1,2]	105,000	98,798
Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub.
Perpetual Bonds[1,2]	200,000	197,705
		4,592,807

Consumer Finance—1.8%
American Express Co. , 4.90% [US0003M+328.5] Jr. Sub.
Perpetual Bonds[1,2]	147,000	145,600
Discover Financial Services, 5.50% [US0003M+307.6] Jr. Sub.
Perpetual Bonds[1,2]	100,000	95,148
		240,748

Diversified Financial Services—0.7%
Voya Financial, Inc. , 4.70% [US0003M+208.4] Jr. Sub. Nts.,
1/23/48[1]	105,000	90,639

Insurance—2.6%
Hartford Financial Services Group, Inc. (The), 4.809%
[US0003M+212.5] Jr. Sub. Nts. , 2/12/47[1,5]	100,000	86,397
Lincoln National Corp. , 5.04% [US0003M+235.75] Jr. Sub.
Nts. , 5/17/66[1]	178,000	153,343
MetLife, Inc. , 5.875% [US0003M+295.9] Jr. Sub. Perpetual
Bonds[1,2]	105,000	108,258
		347,998

Industrials—5.1%
Industrial Conglomerates—3.7%
General Electric Co. , 5.00% [US0003M+333] Jr. Sub.
Perpetual Bonds[1,2]	515,000	480,765

Trading Companies & Distributors—1.4%
ILFC E-Capital Trust I, 4.57% [30YR CMT+155] Jr. Sub. Nts.,
12/21/65[1,4]	240,000	189,954

Telecommunication Services—0.4%
Wireless Telecommunication Services—0.4%
Vodafone Group plc, 7.00% [USSW5+487.3] Sub. Nts.,
4/4/79[1,6]	51,000	51,890

2	OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

	Principal Amount	Value
Utilities—0.7%
Electric Utilities—0.7%
NextEra Energy Capital Holdings, Inc. , 4.80%
[US0003M+240.9] Jr. Sub. Nts. , 12/1/77[1]	$100,000$	89,625
Total Corporate Bonds and Notes (Cost $8,161,708)		7,963,159
	Shares
Preferred Stocks—34.4%
Allstate Corp. (The), 5.625%, Non-Cum.	5,150	131,376
American Homes 4 Rent, 6.35% Cum. , Non-Vtg.	3,997	104,322
Arch Capital Group Ltd. , 5.25% Non-Cum. , Non-Vtg.	4,900	112,896
AT&T, Inc. , 5.625% Sr. Unsec.	4,200	107,058
Citigroup Capital XIII, 9.121% Cum. , Non-Vtg.
[US0003M+637][1]	9,321	254,929
Citizens Financial Group, Inc. , 6.35% Non-Cum. , Series D,
Non-Vtg. [US0003M+364.2][1]	2,622	68,827
CMS Energy Corp. , 5.875%, Jr. Sub.	4,300	112,778
Digital Realty Trust, Inc. , 5.25%, Cum.	5,550	131,424
DTE Energy Co. , 5.375% Jr. Sub. , Non-Vtg.	4,150	104,248
Duke Energy Corp. , 5.125%, Jr. Sub.	4,475	110,085
eBay, Inc. , 6.00% Cv.	3,859	101,337
Entergy Louisiana LLC , 5.25%, Sec.	3,856	97,865
Entergy Texas, Inc. , 5.625% First Mortgage Sec.	4,075	109,618
Fifth Third Bancorp, 6.625% Non-Cum. , Non-Vtg.
[US0003M+371][1]	5,107	137,634
GMAC Capital Trust I, 7.20% Jr. Sub. , Non-Vtg.
[US0003M+578.5][1]	9,836	256,129
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum. , Series
N, Non-Vtg.	9,674	252,104
Huntington Bancshares, Inc. , 6.25% Non-Cum. , Non-Vtg.	6,821	178,233
JPMorgan Chase & Co. , 6% Non-Cum. , Series EE, Non-Vtg.[7]	4,300	113,821
KeyCorp, 6.125% Non-Cum. , Non-Vtg. [US0003M+389.2][1]	7,298	194,565
Morgan Stanley, 5.85% Non-Cum. , Non-Vtg.
[US0003M+349.1][1]	6,232	159,352
Morgan Stanley, 6.375% Non-Cum. , Non-Vtg.
[US0003M+370.8][1]	8,854	236,225
NiSource, Inc. , 6.50%, Non-Vtg. [H15T5Y+363.2][1]	4,239	111,698
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum. ,
Non-Vtg. [US0003M+406.7][1]	8,016	214,829
PPL Capital Funding, Inc. , 5.90%, Jr. Sub.	4,225	107,611
Prudential Financial, Inc. , 5.75% Jr. Sub.	4,659	118,339
Public Storage, 5.20% Cum. , Series X, Non-Vtg.	5,400	134,190
Qwest Corp. , 7.00% Sr. Unsec.	5,300	137,800
Senior Housing Properties Trust, 6.25% Sr. Unsec. , Non-Vtg.	3,856	102,415
Synovus Financial Corp. , 6.30% Non-Cum. , Series D, Non-Vtg.
[US0003M+335.2][1]	3,993	103,499
US Bancorp, 6.50% Non-Cum. , Non-Vtg. [US0003M+446.8][1]	8,332	223,131
Vornado Realty Trust, 5.70%, Cum.	4,550	114,842
Wells Fargo & Co. , 6.625% Non-Cum. , Non-Vtg.
[US0003M+369][1]	3,661	101,153
Total Preferred Stocks (Cost $4,498,274)		4,544,333

3	OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Company—2.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.42%[8,9]
(Cost $319,780)	319,780 $	319,780
Total Investments, at Value (Cost $12,979,762)	97.2%	12,827,272
Net Other Assets (Liabilities)	2.8	370,494
Net Assets	100.0%	$13,197,766

Footnotes to Statement of Investments
1. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period.  The interest rate is, or will be as of an established date, determined as [Referenced Rate +
Basis-point spread].
2. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
3. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to
$1,177,524 or 8.92% of the Fund's net assets at period end.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
These securities amount to $1,801,622 or 13.65% of the Fund's net assets at period end.
5. Restricted security. The aggregate value of restricted securities at period end was $86,397, which represents 0.65%
of the Fund's net assets. See Note 3 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Hartford Financial Services Group, Inc.
(The), 4.809% [US0003M+212.5] Jr.
Sub. Nts. , 2/12/47	2/12/18	$98,298	$86,397	$(11,901)

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 3 of the accompanying Notes.
7. Non-income producing security.
8. Rate shown is the 7-day yield at period end.
9. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares
	December 31,	Gross	Gross	Shares
	2018	Additions	Reductions March 31, 2019
Investment Company
Oppenheimer Institutional
Government Money Market Fund,
Cl. E	342,600	2,670,716	2,693,536	319,780

4 OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

Footnotes to Statement of Investments (Continued)
				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Investment Company
Oppenheimer Institutional
Government Money Market Fund,
Cl. E	$319,780	$2,816	$—	$—

Futures Contracts as of March 31, 2019
Unrealized
		Expiration	Number Notional Amount			Appreciation/
Description	Buy/Sell	Date	of Contracts	(000's)	Value (Depreciation)
United States
Treasury Nts. , 10 yr.	Sell	6/19/19	1	USD 122 $	124,219	$(1,966)

Glossary:

Definitions
30YR CMT	30 Year Constant Maturity Treasury
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
US0003M	ICE LIBOR USD 3 Month
USSW5	USD Swap Semi 30/360 5 Year

5 OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS March 31, 2019 Unaudited

1. Organization
Oppenheimer Preferred Securities and Income Fund (the “Fund”), is a separate fund of
Oppenheimer Integrity Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global
Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of
OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-
advisory agreement with OFI. The Fund commenced operations on February 12, 2018.

2. Securities Valuation
The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the "Exchange" or "NYSE") is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.
    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs
Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.
    The following methodologies are used to determine the market value or the fair value of the types of securities described below:
    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-
the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.
    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing

6 OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

2. Securities Valuation (Continued)
evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.
    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.
    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as
determined in good faith by the Manager’s Valuation Committee. The Valuation Committee
considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions.When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation.Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.
These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities
(including securities actively traded on a securities exchange)
2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

7 OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as
Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices Observable Inputs		Inputs	Value
Assets Table
Investments, at Value:
Corporate Bonds and Notes	$—	$ 7,963,159	$ —	$ 7,963,159
Preferred Stocks	4,431,555	112,778	—	4,544,333
Investment Company	319,780	—	—	319,780
Total Assets	$4,751,335	$ 8,075,937$	$ —	$ 12,827,272

Liabilities Table
Other Financial Instruments:
Futures contracts	$(1,966)	$ —	$ —	$ (1,966)
Total Liabilities	$(1,966)	$ —	$ —	$ (1,966)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
    For the reporting period, there were no transfers between levels.

3. Investments and Risks
Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager or an affiliate of the Manager (“Affiliated Funds”).Affiliated Funds
are management investment companies registered under the 1940 Act, as amended. Unless otherwise stated, the Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds.When applicable, the Fund's investments in Affiliated Funds are included in the Statement of Investments. Shares of
Affiliated Funds are valued at their net asset value per share.As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.
    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the

8 OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

3. Investments and Risks (Continued)
Fund’s shares.To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The
Fund may invest in money market instruments by investing in Class E shares of Oppenheimer
Institutional Government Money Market Fund ("IGMMF"), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery.The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions
Purchased securities	$51,000

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price.The value of the
Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets

9 OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)
may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.
    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities.
These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

4. Market Risk Factors
The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.
Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the
U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.
Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

10 OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

5. Use of Derivatives
The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options.
In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”)
transaction, or through a securities or futures exchange and cleared through a clearinghouse.
    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.
    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund.Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.
Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.
    The Fund's actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments
(variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment

11 OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)
obligations.
    Futures contracts are reported on a schedule following the Statement of Investments.
Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.
    The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.
    During the reporting period, the Fund had an ending monthly average market value of
$122,676 on futures contracts sold.
    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund.The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.
    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker,

12 OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

5. Use of Derivatives (Continued)
futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.
    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.
Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The
Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.
    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-
traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.
    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g.,
$250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Pending Acquisition
On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the
“Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the
“Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc.
will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and

13 OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Pending Acquisition (Continued)
dissolved under applicable law and terminate its registration under the Investment Company
Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for
U.S. federal income tax purposes.
    As of 5 p.m. Eastern Standard Time on April 12, 2019, the Reorganization has been approved by shareholders of record of the Fund as of January 14, 2019. Accordingly, if certain other closing conditions are satisfied or waived, the Reorganization is currently expected to close on or about May 24, 2019, or as soon as practicable thereafter. This is subject to change.

14 OPPENHEIMER PREFERRED SECURITIES AND INCOME FUND